Exhibit 99

Certification

I, Joaquin F. Blaya, Chief Executive Officer of Radio Unica Communications Corp. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.               The quarterly report on Form 10-Q of the Company for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 14th day of November, 2002.

/s/ Joaquin F. Blaya
Joaquin F. Blaya
Chairman and Chief Executive Officer

Exhibit 99

Certification

I, Steven E. Dawson, Chief Financial Officer of Radio Unica Communications Corp. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.               The quarterly report on Form 10-Q of the Company for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 14th day of November, 2002.

/s/ Steven E. Dawson
Steven E. Dawson
Chief Financial Officer